MERRILL LYNCH FLORIDA LIMITED MATURITY MUNICIPAL BOND FUND OF
         MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES
                                    TRUST

    Supplement dated January 4, 2002 to Prospectus dated November 19, 2001

         On December 14, 2001, the Board of Trustees of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (the "Trust"), on behalf of Merrill Lynch Florida Limited Maturity Municipal Bond Fund (the "Fund"), a series of the Trust, approved an Agreement and Plan of Reorganization providing that the Limited Maturity Portfolio (the "Limited Maturity Portfolio"), a series of Merrill Lynch Municipal Bond Fund, Inc. ("Municipal Bond Fund"), will acquire substantially all of the assets and will assume substantially all of the liabilities of the Fund in exchange for newly-issued shares of common stock of the Limited Maturity Portfolio. After the completion of these transactions, the Fund will be terminated as a series of the Trust and the Trust will be terminated as a Massachusetts business trust in accordance with the Declaration of Trust of the Trust and the laws of the Commonwealth of Massachusetts and the Trust will be deregistered under the federal securities laws (the "Reorganization").

         The investment objectives of the Fund and the Limited Maturity Portfolio are similar; however, they differ with respect to how fund shares are treated for purposes of Florida intangible personal property tax. The Limited Maturity Portfolio seeks to provide shareholders with as high a level of income exempt from Federal income tax (but not Florida intangible personal property tax) as is consistent with its investment policies. It is intended that the Reorganization qualify for Federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986.

         If the Reorganization takes place, Fund shareholders will be entitled to receive the same class of shares of the Limited Maturity Portfolio (i.e., Class A, Class B, Class C or Class D) as such shareholder held in the Fund immediately prior to the Reorganization.

         An annual meeting of the shareholders of the Fund to consider the Reorganization has been called for March 18, 2002. The record date for determining the shareholders of the Fund entitled to receive notice of and to vote at such annual meeting is January 22, 2002. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the second calendar quarter of 2002.



Code #16925-01-02